UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 02, 2015
RAYONIER ADVANCED MATERIALS INC.
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER ADVANCED MATERIALS INC.

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
	Signature	2

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Effective January 2, 2015, the Compensation and Management Development Committee of Rayonier Advanced Materials Inc. (the “Company”) awarded 12,500 shares of restricted stock to Frank A. Ruperto, Chief Financial Officer and Senior Vice President, Finance and Strategy, and 10,000 shares of restricted stock to Michael R. Herman, Senior Vice President, General Counsel and Corporate Secretary. Each award was granted under the Rayonier Advanced Materials Inc. Incentive Stock Plan (the “Plan”) and will vest on January 2, 2019 (the “Vesting Date”), or earlier if permitted under the terms of the Plan, on condition that each of Mr. Ruperto and Mr. Herman, respectively, continues to be employed with the Company on the Vesting Date. The form of Restricted Stock Award Agreement entered into by Messrs. Ruperto and Herman is substantially the same as the form filed by the Company with its Form 10-Q for the quarter ended June 28, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER ADVANCED MATERIALS INC. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

January 07, 2015

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